Deutsche Asset
& Wealth Management
                                                                       [DB Logo]




Summary Prospectus | December 1, 2015



Daily Assets Fund

(formerly Daily Assets Fund Institutional)





 CLASS/Ticker    CAPITAL SHARES (FORMERLY INSTITUTIONAL CLASS)    DAFXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutscheliquidity.com/US/ products/fund_facts_prospectus_l2.jsp. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 730-1313 or asking your financial advisor. The prospectus, dated October 1, 2015, as revised December 1, 2015, and the SAI dated October 1, 2015, both as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks a high level of current income consistent with liquidity and the preservation of capital.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares.


SHAREHOLDER FEES


(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


Management fee                                              0.10
-------------------------------------------------------     ----
Distribution/service (12b-1) fees                          None
-------------------------------------------------------    -----
Other expenses                                              0.12
-------------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                        0.22
-------------------------------------------------------    -----
Fee waiver/expense reimbursement                            0.04
-------------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER/
EXPENSE REIMBURSEMENT                                       0.18
-------------------------------------------------------    -----

The Advisor has contractually agreed through September 30, 2016 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.18%. The agreement may only be terminated with the consent of the fund's Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
        $18       $67        $120       $276
---     ---       ---        ----       ----

PRINCIPAL INVESTMENT STRATEGY


The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.


The fund invests in high quality, short-term, US dollar denominated money market instruments, including obligations of US and foreign banks, corporate obligations, US government securities, municipal securities, repurchase agreements and asset-backed securities, paying a fixed, variable or floating interest rate.


Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the fund's eligibility requirements.


The fund may invest up to 10% of its total assets in other money market funds.


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets.

INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund's ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt and the fund's share price could fall below $1.00 if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.


LIQUIDITY AND TRANSACTION RISK. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio securities can adversely affect the fund's ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities.


Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the fund to be unable to pay redemption proceeds within a short period of time. If the fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the fund's ability to maintain a $1.00 share price.


Certain shareholders, including clients or affiliates of the Advisor, may from time to time own or control a significant percentage of the fund's shares. These shareholders may include, for example, institutional investors and other shareholders whose buy-sell decisions are controlled by a single decision maker. Redemptions by these shareholders, or a high volume of redemption requests generally, may further increase the fund's liquidity risk and may impact the fund's ability to maintain a $1.00 share price.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds and could result in a decline in share price.


MUNICIPAL SECURITIES RISK. The fund could be impacted by events in the municipal securities market, including the supply and demand for municipal securities. Negative events, such as severe fiscal difficulties, bankruptcy of one or more issuers, an economic downturn, unfavorable legislation, court rulings or political developments, or reduced monetary support from the federal government could hurt fund performance.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund's performance.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. Foreign investments include certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.


REGULATORY RISK. In July 2014, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The fund is required to comply with money market reforms by the specified compliance dates, with the latest being October



                                       2
                                                               Daily Assets Fund


                                             SUMMARY PROSPECTUS December 1, 2015

14, 2016. As a result, the fund may be required to take certain steps that will impact its structure and/or operations, which could impact the return potential of the fund.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to deutscheliquidity.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Capital Shares)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  2005      2006      2007      2008      2009      2010      2011      2012      2013      2014
  3.31      5.10      5.43      3.03      0.57      0.25      0.19      0.23      0.12      0.09




                   RETURNS   PERIOD ENDING
 BEST QUARTER     1.36%      September 30, 2007
 WORST QUARTER    0.02%      March 31, 2014
 YEAR-TO-DATE     0.11%      September 30, 2015

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2014 expressed as a %)


            CLASS          1          5         10
        INCEPTION       YEAR      YEARS      YEARS
     ------------  ---------  ---------  ---------
     11/13/1996        0.09       0.17       1.81
---  ----------        ----       ----       ----

Total returns would have been lower if operating expenses had not been reduced.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $10,000,000, and there is no minimum additional investment.


Shares of the fund may be offered to institutions that have entered into special arrangements.


The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


TO PLACE ORDERS

The fund is primarily offered to institutional investors. At least through July 1, 2016, the fund is expected to continue to be used as a cash management vehicle for the cash collateral received in connection with the securities lending program of the Deutsche family of funds. As a cash management vehicle for investment of cash collateral, the fund may be subject to greater shareholder concentrations and experience large purchases and redemptions over a relatively short time period. Fund management considers these and other factors in constructing the fund's portfolio.


Your account cannot become activated until we receive a completed account application. To purchase and sell shares of the fund, please contact your sales representative or call Institutional Investor Services at the phone number below to be put into contact with a sales representative who can assist you.



TELEPHONE                                                (800) 730-1313, M-F 8 a.m.-6 p.m. ET
WEB SITE (ADDITIONAL INVEST-                             deutscheliquidity.com
MENTS ONLY)
E-MAIL:                                                  ifunds@db.com


You can buy or sell shares of the fund on any business day by visiting our Web site, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your
salesperson   or   visit   your  financial  intermediary's  Web  site  for  more
information.


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                                                               Daily Assets Fund
                                     SUMMARY PROSPECTUS December 1, 2015 DAF-SUM